Exhibit 32
Chief Executive and Financial Officer Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


                            CERTIFICATION PURSUANT TO
                             18 U.S.C.,SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), I, the undersigned Chief Executive and Financial Officer of Safe Alternatives Corporation of America, Inc., (the "Company"), during the period covered by this report, herby certify that, to the best of my knowledge, the Annual Report on Form 10-KSB of the Company for the period ended December 31, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company. A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.

                                                      /s/ Dale Hensel
Dated: May 18, 2004.                                 ---------------------------
                                                     Dale Hensel
                                                     President, CEO and CFO